Other current receivables	12 Months Ended
Dec. 31, 2017
Other current receivables [Abstract]
Other current receivables
7.	Other current receivables

	For the Years Ended December 31,
in CHF thousands	2017	2016
Other receivables	691	182
Swiss VAT	112	320
Withholding tax	115	15
Total	918	517

The maturity of these assets is less than three months. The Company considers the counterparty risk as low and the carrying amount of these receivables is considered to correspond to their fair value.